UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary proxy statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

OFS Capital Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OFS CAPITAL CORPORATION

222 West Adams Street, Suite 1850

Chicago, Illinois 60606

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On June 10, 2026

Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of OFS Capital Corporation (the “Company,” “we,” “our” or “us”), that:

The 2026 Special Meeting of Stockholders of the Company (the “Special Meeting”) will be held at 222 West Adams Street, Suite 1850, Chicago, Illinois, on June 10, 2026, at 11:00 a.m., local time. The Special Meeting is being held for the following purposes:

1.
To approve a proposal to authorize flexibility for the Company, with approval of the Board of Directors of the Company (the “Board”), to sell or otherwise issue shares of its common stock (during the next 12 months) at a price below the Company’s then current net asset value per share in one or more offerings, subject to certain limitations set forth in the proxy statement for the Special Meeting (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of the Company’s then outstanding common stock immediately prior to each such sale); and
2.
To transact such other business as may properly come before the Special Meeting or any adjournments, postponements or delays thereof.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

We encourage you to contact the Company at 847-734-2000 from 8:00 a.m. to 5:00 p.m. (Chicago time) if you have any questions.

The Board of the Company has fixed the close of business on April 15, 2026 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Special Meeting. Whether or not you expect to be present in person at the Special Meeting, we urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided, or register your vote by telephone or through the Internet, so you will be represented at the Special Meeting. Instructions are shown on the proxy card. In the event that there are not sufficient Stockholders present for a quorum or sufficient votes to approve a proposal at the time the Special Meeting is convened, the Special Meeting may be adjourned from time to time in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

Tod K. Reichert
Corporate Secretary

Chicago, Illinois

April 29, 2026

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE, OR REGISTER YOUR VOTE BY TELEPHONE OR THROUGH THE INTERNET. IF YOU ATTEND THE SPECIAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE SPECIAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD, VOTE YOUR SHARES BY TELEPHONE, OR VOTE VIA THE INTERNET, TODAY.

OFS CAPITAL CORPORATION

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 10, 2026

This document will give you the information you need to vote on the matter listed on the accompanying Notice of Special Meeting of Stockholders (the “Notice of Special Meeting”). Much of the information in this proxy statement (this “Proxy Statement”) is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you do not understand, please contact us at 847-734-2000.

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board,” each member of which is referred to as a “Director”) of OFS Capital Corporation (the “Company,” “we,” “our” or “us”), of proxies to be voted at the Special Meeting (the “Special Meeting”) of owners of shares of common stock (the “Stockholders”) of the Company and, if the Special Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice of Special Meeting. The Special Meeting will be held at 222 West Adams Street, Suite 1850, Chicago, Illinois, on June 10, 2026 at 11:00 a.m. (local time). This Proxy Statement, the Notice of Special Meeting and the enclosed proxy card are first being sent to Stockholders on or about April 29, 2026.

Why is a stockholder meeting being held?

To address a proposal (the “Proposal”) that requires Stockholder approval.

What proposal will be voted on?

Similar to previous years, Stockholders are being asked to authorize flexibility for the Company to sell or otherwise issue shares of its common stock (during the next 12 months) at a price below the Company’s then current net asset value per share in one or more offerings, subject to approval of the Board of the Company and certain limitations set forth herein (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of the Company’s then outstanding common stock immediately prior to each such sale). However, pursuant to this authority, there is no limit on the discount below NAV at which the Company may sell its common stock during the period this authorization is in effect. No further authorization from Stockholders will be solicited even if the dilution resulting from any such offering or offerings is significant. As you know, in 2020, 2021, 2022, 2023, 2024 and 2025, the same proposal was approved by a majority of the Stockholders. The Company did not sell any shares below NAV pursuant to the proposal approved by the majority of Stockholders at the Company’s 2025 Special Meeting of Stockholders, Company’s 2024 Special Meeting of Stockholders, 2023 Special Meeting of Stockholders, 2022 Special Meeting of Stockholders, 2021 Special Meeting of Stockholders or 2020 Special Meeting of Stockholders.

Will my vote make a difference?

YES! Your vote is important to the governance of the Company, no matter how many shares you own.

Who is asking for your vote?

The enclosed proxy is solicited by the Board for use at the Special Meeting to be held on June 10, 2026, and, if the Special Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice of Special Meeting (see previous page).

How does the company’s board recommend that Stockholders vote on the proposal?

The Board recommends that you vote “FOR” the Proposal.

Who is eligible to vote?

Stockholders of record at the close of business on April 15, 2026 are entitled to be present and to vote at the Special Meeting or any adjournments, postponements or delays thereof. Each share of common stock is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Special Meeting, your shares will be voted by the proxyholders at their discretion according to the Board’s recommendation. Stockholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.

What is the difference between a Stockholder of record and a beneficial owner of shares?

Stockholders of record own shares that are registered directly in their name with the Company’s transfer agent, Equiniti Trust Company, LLC (formerly known as American Stock Transfer & Trust Company, LLC, “Equiniti”). The Notice of Special Meeting, Proxy Statement and proxy card are being sent directly to Stockholders of record by the Company. Stockholders of record have the right to vote in person at the Special Meeting or to grant a voting proxy directly to anyone to vote in their place.

Beneficial owners of shares own shares that are held in a stock brokerage account or by a bank or other nominee. The Notice of Special Meeting, Proxy Statement and proxy card are being forwarded to beneficial owners by their respective broker, bank or other nominee who is considered, with respect to those shares, the Stockholder of record. A beneficial owner has the right to direct its broker, bank or other nominee on how to vote and is also invited to attend the Special Meeting. A beneficial owner may vote shares by voting in accordance with the Notice of Special Meeting, by returning a proxy card to the Company or by making an arrangement with its broker, bank or other nominee concerning how such broker, bank or other nominee should vote its shares. A beneficial owner may also vote his, her or its shares in person at the Special Meeting, if the beneficial owner brings a brokerage statement reflecting its stock ownership as of April 15, 2026 (the “Record Date”).

How do I vote my shares?

If you are the record holder of your shares, you may vote in one of four ways. You may vote by submitting your proxy by telephone, over the Internet, by mail or you may vote in person at the Special Meeting.

You may vote by telephone. You may vote your shares by following the “Vote by Phone” instructions set forth on the enclosed proxy card.

You may vote over the Internet. If you have Internet access, you may vote your shares from any location in the world by following the “Vote by Internet” instructions set forth on the enclosed proxy card.

You may vote by mail. You may vote by completing, dating and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-paid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The shares you own will be voted according to the instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our Board. Our Board recommends that you vote FOR the Proposal.

You may vote in person. If you attend the Special Meeting and are a registered Stockholder, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the Special Meeting. If you hold your shares through a bank or broker, you must obtain a legal proxy from your bank or broker in order to vote at the Special Meeting.

How do I vote if my shares are held through a broker?

Stockholders who hold shares of common stock through a broker, bank or other nominee must follow the voting instructions provided by the broker, bank or nominee, whichever is the record holder. If a Stockholder holds shares of common stock through a broker, bank or other nominee and the Stockholder wishes to vote in person at the Special Meeting, the Stockholder must obtain a legal proxy from the record holder of the Stockholder’s shares and present the proxy at the Special Meeting. If the Stockholder does not vote in person at the Special Meeting or does not submit voting instructions to its broker, bank or nominee, the broker, bank or other nominee will not be permitted to vote the Stockholder’s shares on non-routine proposals. The Proposal is considered a non-routine proposal. For non-routine proposals, a broker, bank or other nominee that holds shares in street name on behalf of a Stockholder must receive voting instructions from the beneficial owner of the shares in order for the shares to be voted at the Special Meeting. If a beneficial owner of the shares does not provide voting instructions to its broker, the broker is not permitted to give a proxy with respect to the beneficial owner’s shares and, accordingly, such shares will not count as present for quorum purposes or for purposes of Section 2(a)(42) of the Investment Company Act of 1940 (the “1940 Act”).

Can I revoke my proxy or change my vote?

The Stockholder of record can revoke a proxy at any time before it is exercised at the Special Meeting by: (1) delivering a written revocation notice prior to the Special Meeting to OFS Capital Corporation, Attention: Corporate Secretary, 222 West Adams Street, Suite 1850, Chicago, Illinois, 60606; (2) submitting a later-dated proxy card, a later-dated electronic vote via the website stated on the proxy card, or a later-dated vote using the toll-free telephone number stated on the proxy card; or (3) voting in person at the Special Meeting. If the Stockholder holds shares of common stock through a broker, bank or other nominee, the Stockholder must follow the instructions received from the broker, bank or other nominee in order to revoke the voting instructions. Attending the Special Meeting does not revoke a proxy unless the Stockholder also votes in person at the Special Meeting.

Who is paying for the solicitation of proxies?

The Company, and therefore, indirectly, the Stockholders, will bear the expense of the solicitation of proxies for the Special Meeting, including the cost of preparing, assembling, printing, mailing and posting to the Internet the Notice of Special Meeting, this Proxy Statement, the proxy card and any additional information furnished to Stockholders. The Company intends to use the services of D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies. The Company expects to pay market rates for such services, with an estimated fee of $10,000 including expenses.

Proxies may also be solicited in person and/or by telephone, mail, facsimile transmission or email by the Directors or our officers and/or certain employees of OFS Capital Management, LLC, the Company’s investment advisor (“OFS Advisor”), or its affiliates. No additional compensation will be paid to the Directors, officers or regular employees for such services.

What vote is required to approve the proposal?

The Proposal will be approved if we obtain the affirmative vote of: (1) a majority of the outstanding shares of common stock entitled to vote at the Special Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Special Meeting that are not held by affiliated persons of the Company, which includes the Directors, officers, employees and 5% Stockholders. For purposes of the Proposal, the 1940 Act defines “a majority of the outstanding shares” as the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the Company. Abstentions will have the same effect as votes against the Proposal.

How are votes counted?

Stockholders may vote “For,” “Against,” or “Abstain.” A vote for “Abstain” with respect to the Proposal will not be voted in favor of or against the Proposal, but will be treated as present and will have the effect of a vote “Against” the Proposal. If a Stockholder holds shares in street name through a broker, bank or other nominee, the Stockholder’s broker, bank or other nominee will not be permitted to exercise voting discretion with respect to the Proposal. If a beneficial owner of the shares does not provide voting instructions to its broker, the broker is not permitted to give a proxy with respect to the beneficial owner’s shares and, accordingly, such shares will not count as present for quorum purposes or for purposes of Section 2(a)(42) of the 1940 Act.

Similarly, if a Stockholder holds shares in its own name (i.e., not through a bank, broker or nominee) and signs and returns a proxy card with no further instructions, the Stockholder’s shares will be voted in accordance with the recommendations of the Board with respect to the Proposal. The proxyholders will vote in accordance with their discretion with regard to any other matter that properly comes before the Special Meeting.

The Special Meeting may be adjourned from time to time pursuant to our bylaws. If there appears not to be enough votes to approve the Proposal at the Special Meeting, the Chairman of the Special Meeting may adjourn the Special Meeting, in the manner provided in our bylaws, to permit the further solicitation of proxies. The persons named as proxies will vote proxies held by them for such adjournment, unless marked to be voted against the proposal for which an adjournment is sought, to permit the further solicitation of proxies.

How many shares of the company were outstanding as of the Record Date?

The Company had 13,398,078 shares of common stock outstanding at the close of business on the Record Date. Each share of common stock is entitled to one vote.

What is a quorum for purposes of the proposal being voted on at the Special Meeting?

The holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting and present in person or by proxy will constitute a quorum for the Proposal. In the event there are not sufficient votes for a quorum or to approve the Proposal at the time of the Special Meeting, the Special Meeting may be adjourned, postponed or delayed in order to permit further solicitation of proxies by the Company.

Information Regarding This Solicitation

The accompanying proxy is solicited by and on behalf of our Board, and we, and therefore, indirectly, our Stockholders, will bear the expense of the solicitation of proxies for the Special Meeting, including the cost of preparing, printing and mailing the Notice of Internet Availability of Proxy Materials, this proxy statement, the accompanying Notice of Special Meeting of Stockholders and proxy card. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and/or facsimile transmission.

THE PROPOSAL

TO AUTHORIZE FLEXIBILITY FOR THE COMPANY, WITH APPROVAL OF THE BOARD OF THE COMPANY, TO SELL OR OTHERWISE ISSUE SHARES OF ITS COMMON STOCK (DURING THE NEXT 12 MONTHS) AT A PRICE BELOW THE COMPANY’S THEN CURRENT NET ASSET VALUE PER SHARE IN ONE OR MORE OFFERINGS, SUBJECT TO CERTAIN LIMITATIONS SET FORTH HEREIN (INCLUDING THAT THE CUMULATIVE NUMBER OF SHARES SOLD PURSUANT TO SUCH AUTHORITY DOES NOT EXCEED 25% OF THE COMPANY’S THEN OUTSTANDING COMMON STOCK IMMEDIATELY PRIOR TO EACH SUCH SALE).

The Company is a closed-end investment company that has elected to be regulated as a business development company (a “BDC”) under the 1940 Act. The 1940 Act generally prohibits the Company from selling shares of its common stock at a price below the current net asset value per share of such stock or “NAV,” unless its Stockholders authorize such a sale and the Board makes certain determinations.

The Company seeks the approval of its Stockholders so that it may, in one or more public or private offerings, sell or otherwise issue shares of its common stock at a price below its then current NAV, subject to certain additional conditions discussed below. If approved, the authorization by Stockholders would include a limitation as to the number of shares of common stock the Company may issue below NAV. If approved, the authorization would be effective for a twelve month period expiring on the anniversary of the date of Stockholder approval. Upon obtaining the requisite Stockholder approval, the Company will comply with the conditions described below in connection with any financing undertaking pursuant to this proposal. See below for a discussion of the risks of dilution.

Reasons to Offer Common Stock at a Price Below NAV

From time to time, global capital markets may experience periods of disruption and instability. Changes in global, national, regional or local economic, demographic or capital market conditions (including those caused by the impacts of interest rate and inflation rate changes, the risk of recession or the impact of the prolonged shutdown of U.S. government services and related market volatility, instability in the U.S. and international banking systems, the ongoing war between Russia and Ukraine, the escalated armed conflict and heightened regional tensions in the Middle East, activity in South America, ongoing supply chain and labor market disruptions, including those as a result of strikes, work stoppages or accidents, and the agenda of the presidential administration, including the impact of tariff enactment and tax reductions and trade disputes with other countries) and various social and political tensions have had, and may continue to have, a material adverse impact on the global economy, including in the United States. We believe that attractive investment opportunities may present themselves during this volatile period, and during other periods of market volatility, including opportunities to make acquisitions of other companies or investment portfolios at compelling values. However, periods of market disruption and instability may adversely affect the Company's access to sufficient debt and equity capital in order to take advantage of attractive investment and acquisition opportunities that are created during these periods. In addition, the debt capital that will be available, if any, may be at a higher cost and on less favorable terms and conditions in the future. Stockholder approval of the proposal to sell shares of our common stock below NAV, subject to the conditions set forth in this proposal, would provide the Company with the flexibility to raise equity capital to invest in such attractive investment opportunities, which typically need to be made expeditiously.

In adverse economic environments, companies that have access to capital have a significant advantage. The Company believes that such market conditions may create opportunities to invest in assets at prices that are at discounts to their economic or intrinsic fair value. For firms that continue to have access to capital, adverse economic environments may provide investment opportunities on more favorable terms than in other periods, including more reasonable pricing of risk and more advantageous contractual provisions. To capitalize on these investment opportunities as they arise, the Company needs to be able to maintain consistent access to capital.

Stockholder approval of the Proposal will provide the Company with flexibility. In addition to using a portion of net proceeds from an offering of the Company’s shares at a price below NAV to make investments in accordance with the Company’s investment objective, the Company may use a portion of the net proceeds from any such offering to repay outstanding borrowings.

Many BDCs have sought and received authorization from their stockholders to sell shares of common stock at prices below NAV for many of the same reasons discussed above. Several of those BDCs have over time completed offerings of common stock at prices per share below their respective NAV. If the Company issues additional shares, the Company’s market capitalization and the amount of publicly tradable common stock will increase, which may afford all holders of our common stock greater liquidity. A larger market capitalization may make the Company’s stock more attractive to a larger number of investors who have limitations on the size of companies in which they invest. Furthermore, a larger number of shares outstanding may increase trading volume, which could decrease the volatility in the price of the Company’s common stock in the secondary market.

As a BDC and a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Company depends on its ability to raise capital through the issuance of its common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to achieve favorable tax treatment, which prevents the Company from using those earnings to support new investments (including investments into existing portfolio companies). Further, the Company currently must maintain an asset coverage ratio (the ratio of total assets less total liabilities other than indebtedness to total indebtedness) of not less than 150%, in order to incur debt or to issue other senior securities, meaning generally that for every dollar of debt incurred or senior securities issued, the Company must have at least a dollar fifty of assets immediately following issuance. The Company’s credit facility and unsecured notes also require that the Company maintain an asset coverage ratio of not less than 150%.

To the extent that the Company is unable to raise capital through the issuance of equity, its ability to raise capital through the issuance of debt or senior securities may be inhibited by the asset coverage ratio requirement. Failure to maintain an asset coverage ratio of not less than 150% could have severe negative consequences for a BDC, including the inability to pay dividends, breaching debt covenants and failure to qualify for tax treatment as a RIC. Although the Company does not currently expect that its asset coverage ratio will fall below 150%, the markets in which it operates and the general economy remain volatile and uncertain. Volatility in the capital markets could result in negative pressure on debt investment valuations, potentially impacting the Company’s asset valuations, stockholder equity and the Company’s asset coverage ratio. In addition, the debt capital that will be available, if at all, to the Company may be at a higher cost and on less favorable terms and conditions in the future. The issuance of additional stock would enable the Company to increase the dollar amount of its leverage.

The following table lists the high and low closing sales price as quoted on Nasdaq under the symbol “OFS” for the Company’s common stock and the closing sales price as a percentage of NAV for the years ended December 31, 2024 and 2025.

		Closing Sales Price		Premium/ (Discount) of High Sales Price as a	Premium/ (Discount) of Low Sales Price as a
	NAV(1)	High	Low	Percentage of NAV(2)	Percentage of NAV(2)
Year Ending December 31, 2024
First Quarter	$11.08	$12.07	$9.53	8.9%	(14.0)%
Second Quarter	$11.51	$10.14	$8.42	(11.9)%	(26.8)%
Third Quarter	$11.29	$9.35	$7.75	(17.2)%	(31.4)%
Fourth Quarter	$12.85	$8.98	$7.81	(30.1)%	(39.2)%
Year Ending December 31, 2025
First Quarter	$11.97	$9.80	$7.92	(18.1)%	(33.8)%
Second Quarter	$10.91	$9.52	$7.88	(12.7)%	(27.8)%
Third Quarter	$10.17	$8.99	$7.58	(11.6)%	(25.5)%
Fourth Quarter	$9.19	$7.81	$4.44	(15.0)%	(51.7)%

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)
Calculated as of the respective high or low closing sales price divided by NAV and subtracting 1.

Shares of the Company’s common stock have traded at a price both above and below their NAV since they began trading on The Nasdaq Global Select Market. It is not possible to predict whether the Company’s common stock will trade at, above or below NAV in the future. During times of increased price volatility, the Company’s common stock may trade at a price equal to, above or below its NAV, which is not uncommon for BDCs such as the Company. As noted above, however, market volatility and regulatory changes have created, and we believe will continue to create for the foreseeable future, favorable opportunities to invest, including opportunities that, all else being equal, may increase NAV over the longer-term, even if financed with the issuance of common stock at a price below NAV. Stockholder approval of the Proposal is expected to provide the Company with the flexibility to invest in such opportunities and to repay outstanding borrowings.

The Board believes it is in the best interests of Stockholders to allow the Company flexibility to issue its common stock at a price below NAV in certain instances. The Company’s ability to grow over time and to continue to pay dividends to Stockholders could be adversely affected if the Company were unable to access the capital markets as attractive investment opportunities arise. The Company may not be able to access the capital markets regardless of the outcome of the Proposal. Inability to access the capital markets could also have the effect of forcing the Company to sell assets that the Company would not otherwise sell and at disadvantageous times.

While the Company has no immediate plans to sell any shares of its common stock in a public or private offering at a price below NAV (other than through its dividend reinvestment plan), similar to last year, it is seeking Stockholder approval now in order to provide flexibility for future sales, which typically must be undertaken quickly. The Company did not sell any shares below NAV pursuant to the proposal approved by the majority of Stockholders at the Company’s 2025 Special Meeting of Stockholders. The final terms of any sale below NAV will be determined by the Board at the time of sale. Also, because the Company has no immediate plans to sell any shares of its common stock in a public or private offering at a price below NAV (other than through its dividend reinvestment plan), it is impracticable to describe the transaction or transactions in which shares of common stock would be sold. Instead, any offering where the Company sells shares of common stock, including the nature and amount of consideration that would be received by the Company at the time of sale and the use of any such consideration, will be reviewed and approved by the Board at the time of sale. If the Proposal is approved, no further authorization from the Stockholders will be solicited prior to any such sale in accordance with the terms of the Proposal.

There is no assurance that our Stockholders will realize any of the benefits discussed above.

Conditions to Sales Below NAV

If Stockholders approve the Proposal, the Company will be permitted to sell shares of its common stock at a price below NAV per share only if the following conditions are met:

(1)
a majority of the Company’s independent directors (as defined in the 1940 Act) who have no financial interest in the sale have determined that such sale would be in the best interests of the Company and Stockholders;
(2)
a majority of the Company’s independent directors, in consultation with the underwriter or underwriters of the offering, if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount; and
(3)
the number of shares sold pursuant to such authority does not exceed 25% of the Company’s then outstanding common stock immediately prior to each such sale.

Shares issued below NAV pursuant to the Company’s dividend reinvestment plan will not count towards the foregoing 25% limitation because shares issued below NAV pursuant to the Company’s dividend reinvestment plan do not rely on the authority sought pursuant to this proposal. The Company will also follow any SEC guidance with respect to the issuance of stock below NAV.

Key Stockholder Considerations and Risk Factors

Before voting on the Proposal or giving proxies with regard to this matter, Stockholders should consider the potentially dilutive effect on the NAV per outstanding share of common stock of the issuance of shares of the Company’s common stock at a price less than NAV per share. Any sale of common stock at a price below NAV would result in an immediate dilution to existing Stockholders. This dilution would include reduction in the NAV per share of outstanding shares of common stock as a result of the issuance of shares of common stock at a price below the then current NAV per share and a proportionately greater decrease in a Stockholder’s interest in the earnings and assets of the Company and voting interest in the Company. The Board will consider the potential dilutive effect when considering whether to authorize any such issuance. Shares of common stock sold at prices below then current NAV upon exercise or conversion of any warrants or other securities that may be issued under authority previously approved by Stockholders in accordance with Section 61(a)(2) of the 1940 Act will not be taken into account in determining whether the 25% limitation described above in this Proposal has been reached.

When stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock at a price below NAV will dilute a Stockholder’s holdings of common stock as a percentage of shares outstanding to the extent the Stockholder does not purchase sufficient shares in the offering or otherwise to maintain the Stockholder’s percentage interest. Further, if the Stockholder does not purchase any shares to maintain the Stockholder’s percentage interest, regardless of whether such offering is at a price above or below the then current NAV, the Stockholder’s voting power will be diluted.

As discussed above, the maximum number of shares issuable below NAV that could result in such dilution is limited to 25% of the Company’s then outstanding common stock.

The cost of any issuance of shares below NAV will be borne by all Stockholders, regardless of whether a Stockholder purchases shares in an offering of common stock at a price below the then current NAV.

Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating Stockholder in four different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

The examples assume, hypothetically, that Company XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV); (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from NAV); and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0 per share after offering expenses and commissions (a 100% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

	Prior to	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$7.89	—	$ —	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—	$ —	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%	$8.00	(20.00)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(20.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	95,000	(5.00)%	$80,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(5,000)	—	$(20,000)	—
Per Share Amounts
NAV per Share Held by Stockholder A	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%	$8.00	(20.00)%
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—	$(2.00)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%	—	(20.00)%

Impact on Existing Stockholders Who Do Not Participate in the Offering

Our existing Stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These Stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These Stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These Stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV. This decrease could be more pronounced as the size of the offering and level of discounts increase. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

Impact on Existing Stockholders Who Do Participate in the Offering

Our existing Stockholders who participate in the offering or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV per share dilution as the nonparticipating Stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV per share dilution will decrease as the number of shares such Stockholders purchase increases. Existing Stockholders who buy more than such percentage will experience NAV per share dilution on their existing shares but will, in contrast to existing Stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such Stockholder purchases increases. Even a Stockholder who over participates will, however, be subject to the risk that we may make additional discounted offerings in which such Stockholder does not participate, in which case such a Stockholder will experience NAV per share dilution as described above in such subsequent offerings. These Stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

Consideration of Potential Conflicts of Interests

In reaching its recommendation to the Stockholders to approve this proposal, the Board considered a possible source of conflict of interest due to the fact that the proceeds from the issuance of additional shares of the Company’s common stock will increase the management fees that the Company pays to OFS Advisor, as such fees are based on the average value of the Company’s total assets, and considered the effect of the following factors:

•
the costs and benefits of a common stock offering below NAV compared to other possible means for raising capital or concluding not to raise capital;
•
the size of a common stock offering in relation to the number of shares outstanding;
•
the general condition of the securities markets; and
•
any impact on operating expenses associated with an increase in capital.

The Board, including a majority of the independent directors who have no financial interest in this proposal, concluded that the potential benefits to the Stockholders from increasing the Company’s capital base outweighed any potential detriment, including from increased management fees, especially considering that the management fees would increase regardless of whether the Company offers shares of common stock below NAV or above NAV, or dilution to existing Stockholders.

Required Vote

Approval of the Proposal may be obtained if we obtain the affirmative vote of: (1) a majority of the outstanding shares of common stock entitled to vote at the Special Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Special Meeting that are not held by affiliated persons of the Company, which includes Directors, officers, employees, and 5% Stockholders. For purposes of the Proposal, the 1940 Act defines “a majority of the outstanding shares” as the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the Company. Abstentions will be treated as present at the Special Meeting for quorum purposes and will have the effect of a vote against the Proposal.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO AUTHORIZE FLEXIBILITY FOR THE COMPANY, WITH APPROVAL OF THE BOARD OF THE COMPANY, TO SELL OR OTHERWISE ISSUE SHARES OF ITS COMMON STOCK AT A PRICE BELOW THE COMPANY’S THEN CURRENT NET ASSET VALUE PER SHARE IN ONE OR MORE OFFERINGS, SUBJECT TO CERTAIN LIMITATIONS SET FORTH ABOVE.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

The cost of soliciting proxies will be borne by the Company, and therefore, indirectly, by the Stockholders. In addition, certain officers, Directors and employees of each of the Company and OFS Advisor (none of whom will receive additional compensation therefor) may solicit proxies in person and/or by telephone, mail, facsimile transmission or email.

The Company intends to use the services of D.F. King to assist in the solicitation of proxies and expects to pay market rates for such services, with an estimated fee of approximately $10,000 including expenses. As the Special Meeting approaches, certain Stockholders may receive a telephone call from a representative of D.F. King if the Stockholder’s votes have not yet been received.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If no direction is given, such proxy will be voted FOR the Proposal and any other items that may properly come before the Special Meeting. Stockholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Corporate Secretary of the Company, by delivering subsequently dated proxies or by attending and voting at the Special Meeting.

The Board of the Company has fixed the close of business on April 15, 2026 as the Record Date for the determination of Stockholders of the Company entitled to notice of, and to vote at, the Special Meeting. Stockholders of the Company on that date will be entitled to one vote for each share held and a fractional vote with respect to each fractional share held with no cumulative voting rights, on each matter to be voted on at the Special Meeting or any adjournments, postponements or delays thereof. The Company had 13,398,078 shares of common stock outstanding at the close of business on the Record Date.

IF YOU PLAN TO ATTEND THE SPECIAL MEETING AND VOTE YOUR SHARES OF THE COMPANY’S COMMON STOCK IN PERSON, YOU WILL NEED TO BRING PHOTO IDENTIFICATION IN ORDER TO BE ADMITTED TO THE SPECIAL MEETING.

EXECUTIVE LEADERSHIP

The following table sets forth the names, ages and positions of our current officers as of April 15, 2026, unless otherwise indicated:

Name	Age	Position	Held Position Since
Bilal Rashid(1)	55	Chairman and Chief Executive Officer	2014
Kyle Spina(2)	39	Chief Financial Officer and Treasurer	2025
Mukya S. Porter(3)	51	Chief Compliance Officer	2017
Tod K. Reichert(4)	64	Corporate Secretary	2017
(1)
Bilal Rashid has served as our Chairman of the Board and Chief Executive Officer since 2014. He is also Chairman of the Board of Directors, President and Chief Executive Officer of Hancock Park Corporate Income, Inc. (“Hancock Park”) and OFS Credit Company, Inc. (“OFS Credit”), a member of the board of trustees of CIM Real Assets & Credit Fund, an affiliate of the Company which is sub-advised by OFS Advisor, President and a Senior Managing Director of Orchard First Source Capital, Inc. (“OFSC”) and OFS Advisor, President and Chief Executive Officer of Orchard First Source Asset Management Holdings, LLC (“OFSAM Holdings”), and a member of OFSAM Holdings’s executive committee. He also serves on various investment committees of OFS Advisor and its affiliates. Mr. Rashid has more than 25 years of experience in investment banking, debt capital markets and investing. Prior to joining OFSC in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined from Canadian Imperial Bank of Commerce (“CIBC”). Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University.
(2)
Kyle Spina currently serves as the Chief Financial Officer and Treasurer of OFS Capital, Hancock Park and OFS Credit. Mr. Spina also serves as Director, Chief Financial Officer of OFS Advisor, the Chief Financial Officer and Treasurer of OFSC, and Vice President and Chief Financial Officer of Orchard First Source Asset Management, LLC (“OFSAM”) and OFSAM Holdings. Mr. Spina previously served as the Chief Accounting Officer of the Company, Hancock Park and OFS Credit from 2023 to 2025. Mr. Spina has more than 15 years of experience in public and private accounting. Prior to joining OFSC in April 2021, Mr. Spina held multiple controllership roles, serving as Assistant Controller of Credit Funds for Thoma Bravo, LP from 2020 to 2021 and Controller and Accounting Manager for Fidus Investment Corporation (Nasdaq: FDUS) and affiliates from 2016 to 2020. Mr. Spina began his career in public accounting from 2009 to 2016, including serving as an Audit Manager at BDO from 2014 to 2016, focusing on audits of public companies. Mr. Spina graduated from Purdue University with a Bachelor of Science degree in Accounting and Management and has been an active Certified Public Accountant since 2010.
(3)
Mukya S. Porter currently serves as the Chief Compliance Officer of OFS Capital, Hancock Park, OFS Credit, OFSC, OFSAM Holdings, and OFS Advisor, in which capacity she oversees the compliance and risk management functions. Ms. Porter has approximately 20 years of experience advising investment advisers, broker-dealers and other financial institutions. Prior to joining OFSC, Ms. Porter served as a Senior Vice President of Compliance at Oaktree Capital Management, an alternative investment adviser, from 2012 to 2016, where she was responsible for oversight of the firm’s code of ethics program and the day-to-day management of an affiliated limited-purpose broker-dealer. Prior to Oaktree, Ms. Porter held the position of Vice President and Senior Compliance Officer at Pacific Investment Management Company from 2010 to 2012 and prior to that, from 2004 to 2010, worked, first, as a Vice President in the Legal department at Morgan Stanley Global Wealth Management and, subsequently, as a Vice President of Compliance at Morgan Stanley Investment Management. Ms. Porter received a Bachelor of Science degree, magna cum laude, in Biology from Howard University in 1996 and a J.D. from the University of California, Berkeley School of Law in 2001.
(4)
Tod K. Reichert currently serves as Corporate Secretary of OFS Capital, Hancock Park and OFS Credit, as General Counsel and Corporate Secretary of OFSAM Holdings and OFSAM, and as Managing Director, Chief Administrative Officer and General Counsel of OFS Advisor and OFSC, in which capacity he oversees the legal and operational functions of the firm. Mr. Reichert has over 25 years of experience as a strategic business partner, providing advice on general corporate governance and transactional matters, with a focus on securities laws, compliance, corporate finance, debt and equity investments, and mergers and acquisitions. Prior to joining OFSC, Mr. Reichert served as General Counsel, Chief Compliance Officer and Corporate Secretary of MCG Capital Corporation (Nasdaq: MCGC), managing the legal and compliance departments, overseeing complex litigation, and providing securities law, disclosure and transactional advice to the board of directors and senior management team, while serving as a member of the MCG credit committee and SBIC investment committee. Prior to joining MCG, Mr. Reichert worked as an attorney in private practice in New York, Princeton and Boston at WilmerHale LLP. Mr. Reichert received his J.D. from the Rutgers University School of Law - Newark and his BFA from the University of North Carolina. Mr. Reichert is NACD (National Association of Corporate Directors) Directorship Certified™ and has received a CERT Certificate in Cyber Oversight through the NACD’s Cyber Oversight Program.

INVESTMENT ADVISOR

OFS (which refers to the collective activities and operations of OFSAM Holdings, its subsidiaries, and certain affiliates) is a full-service provider of capital and leveraged finance solutions to U.S. companies.

As of March 31, 2026, OFS had 47 full-time employees. OFS is headquartered in Chicago, Illinois, and also has offices in New York, New York and Los Angeles, California.

OFS Advisor is organized as a Delaware limited liability company and is registered as an investment advisor with the SEC under the 1940 Act. Our investment activities are managed by OFS Advisor, our investment adviser. OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. OFS Advisor is a registered investment adviser under the Advisers Act and a wholly-owned subsidiary of OFSAM.

Our relationship with OFS Advisor is governed by, and dependent on, the Investment Advisory and Management Agreement we entered into with OFS Advisor and may be subject to conflicts of interest. OFS Advisor provides us with advisory services in exchange for a base management fee and incentive fee; see “Related-Party Transactions and Certain Relationships — Investment Advisory and Management Agreement”. The base management fee is based on our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds and assets owned by any consolidated entity) and, therefore, OFS Advisor will benefit when we incur debt or use leverage. Our Board is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interest associated with its management services and compensation. While our Board is not expected to review or approve each borrowing or incurrence of leverage, our independent Directors periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance.

OFS Advisor has entered into a Staffing and Corporate Services Agreement (the “Staffing Agreement”) with OFSC, a wholly-owned subsidiary of OFSAM. Under the Staffing Agreement, OFSC makes experienced investment professionals available to OFS Advisor and provides access to the senior investment personnel of OFS and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by OFS and its affiliates in the ordinary course of their businesses and commits the members of OFS Advisor’s investment committee to serve in that capacity. As our investment adviser, OFS Advisor is obligated to allocate investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy.

OFS Advisor capitalizes on the deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFS’s professionals. The senior management team of OFS provides services to OFS Advisor. These managers have developed a broad network of contacts within the investment community, and possess an average of over 25 years of experience, investing in debt and equity securities of middle-market companies. In addition, these managers have extensive experience investing in assets that constitute our primary focus and have expertise in investing across all levels of the capital structure of middle-market companies.

ADMINISTRATION AGREEMENT

We do not have any direct employees, and our day-to-day investment operations are managed by OFS Advisor. We have a chief executive officer, chief financial officer, chief compliance officer, corporate secretary and, to the extent necessary, our Board may elect to appoint additional officers going forward. Our officers are employees of OFSC, an affiliate of OFS Advisor, and a portion of the compensation paid to our officers is paid by us pursuant to an administration agreement between us and OFS Capital Services, LLC (“OFS Services”). All of our executive officers are also officers of OFS Advisor.

OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and recordkeeping services at such facilities. OFS Services oversees our financial reporting as well as prepares our reports to Stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. OFS Services also manages the determination and publication of our net asset value and the preparation and filing of our tax returns and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. OFS Services may retain third parties to assist in providing administrative services to us. To the extent that OFS Services outsources any of its functions, we will pay the fees associated with such functions at cost, on a direct basis.

PRINCIPAL EXECUTIVE OFFICES

The principal executive office of the Company is located at 222 West Adams Street, Suite 1850, Chicago, Illinois, 60606. The principal executive office of each of OFS Advisor and OFS Services is located at 222 West Adams Street, Suite 1850, Chicago, Illinois, 60606.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, at April 15, 2026, information with respect to the ownership of our common stock by each beneficial owner who, insofar as is known to us, owned more than 5% of our outstanding shares of common stock, each Director, our chief executive officer, each of our other executive officers and our Directors and executive officers as a group.

Name and Address of Beneficial Owner	Total Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned(1)	Dollar Range of Equity Securities Beneficially Owned by Directors(2)(3)
Holders of more than 5% of our Common Stock:
Richard S. Ressler(4) 4700 Wilshire Boulevard, Los Angeles, CA 90010	2,958,546	22.0%	N/A
Independent Directors:
Elaine E. Healy(5)	19,407	*	$50,001 - $100,000
Ashwin Ranganathan	0	N/A	None
Romita Shetty	0	N/A	None
Interested Directors:
Jeffrey A. Cerny	30,000	*	Over $100,000
Bilal Rashid	20,000	*	$50,001 - $100,000
Officers Who Are Not Directors:
Mukya S. Porter	210	*	N/A
Tod K. Reichert	0	N/A	N/A
Kyle Spina	0	N/A	N/A
All Directors and officers as a group (8 persons)	69,617	*

* Less than 1% of our outstanding common stock.

(1)
Applicable percentage of ownership for each holder is based on 13,398,078 shares of common stock outstanding on April 15, 2026.
(2)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended, or the Exchange Act.
(3)
The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of our common stock as reported on The Nasdaq Global Select Market on April 15, 2026, times the number of shares beneficially owned.
(4)
Information is based on a Schedule 13D/A filed with the SEC on July 5, 2023. The shares attributed to Mr. Ressler include 12,073 shares owned by Mr. Ressler individually and 2,946,473 shares owned by OFSAM Holdings. OFSAM Holdings is owned directly or indirectly by Bilal Rashid and a subsidiary of a trust established by Mr. Ressler for the benefit of his family members for which Mr. Ressler serves as trustee. Mr. Ressler disclaims beneficial ownership of the shares held by OFSAM Holdings except to the extent of his pecuniary interest therein. Mr. Rashid is not a beneficial owner of the Company’s common stock held by OFSAM Holdings for purposes of Section 13(d) of the Exchange Act. The shares held by OFSAM Holdings are pledged as security for a revolving credit facility.
(5)
The reported shares held by Elaine E. Healy are pledged as collateral for a line of credit.

RELATED-PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

We have entered into agreements with OFS Advisor and its affiliates in which certain members of our senior management have ownership and financial interests.

Investment Advisory and Management Agreement

We have entered into an Investment Advisory and Management Agreement with OFS Advisor and will pay OFS Advisor a base management fee and incentive fee. The incentive fee will be computed and paid on income that we may not yet have received in cash. This fee structure may create an incentive for OFS Advisor to invest in certain types of securities. In addition, the determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio, are, to a significant degree, subjective and dependent on a valuation process undertaken by OFS Advisor and overseen by our Board. OFS Advisor’s base management fee and incentive fee are based on the value of our investments and there may be a conflict of interest because personnel of OFS Advisor are involved in the valuation process for our portfolio investments. In addition, the incentive fee payable by us to OFS Advisor may create an incentive for OFS Advisor to cause us to make more speculative investments or increase our debt outstanding more than would be the case in the absence of such compensation arrangement. For the year ended December 31, 2025, the base management fee and incentive fee were $5.77 million and $1.76 million, respectively.

License Agreement

We have entered into a license agreement with OFSAM under which OFSAM grants us a non-exclusive, royalty-free license to use the name “OFS.”

Administration Agreement

We have entered into an Administration Agreement, pursuant to which OFS Services furnishes us with office facilities, equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. Under our Administration Agreement, OFS Services performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our Stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. The administration fee expense was $1.56 million for the year ended December 31, 2025.

Staffing Agreements

OFS Advisor is an affiliate of OFSC, with which it has entered into a Staffing Agreement. Under the Staffing Agreement, OFSC makes available to OFS Advisor experienced investment professionals and access to the senior investment personnel and other resources of OFSC and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by the professionals of OFSC and its affiliates and commits the members of the Advisor Investment Committees (discussed below) to serve in that capacity. OFS Advisor capitalizes on the deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFSC’s investment professionals.

OFSC also has entered into a Staffing and Corporate Services Agreement with OFS Services. Under this agreement, OFS Services makes available to OFSC the administrative resources of OFS Services.

Investment Committees, Investment Allocation and Transactions with Certain Affiliates

OFS Advisor and its affiliates manage other assets and funds, and may manage other entities in the future, including other BDCs, and these other funds and entities may have similar or overlapping investment strategies. OFS Advisor’s Pre-Allocation Investment Committee, Structured Credit Investment Committee, Broadly Syndicated Investment Committee and Middle Market Investment Committee, (the “Middle Market Investment Committee”, and collectively, the “Advisor Investment Committees”), are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients. The Middle Market Investment Committee, which is comprised of Richard Ressler (Chairman), Kyde Sharp and Bilal Rashid, is responsible for the evaluation and approval of all the investments made by us directly or through our wholly-owned subsidiaries, as appropriate. The Middle Market Investment Committee also determines appropriate investment sizing and implements ongoing monitoring requirements of our investments.

Our senior management, members of the Advisor Investment Committees, including members of the Middle Market Investment Committee and other investment professionals from OFSAM Holdings or its other affiliates or may serve as officers, directors or principals of: (i) entities that operate in the same or a related line of business as we do; (ii) entities in which we invest or in which we are considering making an investment; or (iii) investment funds or other investment vehicles managed by OFS Advisor or its affiliates. Through these and other relationships, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of a company under the policies of the Company or applicable law.

Similarly, OFS Advisor and/or its affiliates have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. An investment opportunity that is suitable for multiple clients of OFS Advisor and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that OFS Advisor’s or its affiliates’ efforts to allocate any particular investment opportunity fairly and equitably among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by OFS Advisor and its affiliates or by members of our investment committees.

Because we have elected to be treated as a BDC under the 1940 Act, we are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which we and one or more of our affiliates are engaging together in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of our independent directors. Additionally, without the approval of the SEC, we are prohibited from engaging in purchases or sales of assets or joint transactions with the following affiliated persons: (a) our officers, directors, and employees; (b) OFS Advisor and its affiliates; and (c) OFSAM Holdings or its affiliates.

We may, however, invest alongside OFSAM Holdings and its affiliates or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that OFS Advisor, acting on our behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other accounts. Moreover, except in certain circumstances, this guidance does not permit us to invest in any issuer in which OFSAM Holdings and its affiliates or a fund managed by OFSAM Holdings or its affiliates has previously invested.

On August 4, 2020, we received exemptive relief from the SEC to permit us to co-invest in portfolio companies with certain other funds, including other BDCs and registered investment companies managed by OFS Advisor (“Affiliated Funds”) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). The Order superseded a previous co-investment order we received on October 12, 2016 and provides us with greater flexibility to enter into co-investment transactions with Affiliated Funds. We are generally permitted to co-invest with Affiliated Funds if under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that: (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned; (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies; (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing; and (4) the proposed investment by us would not benefit OFS Advisor, the other Affiliated Funds that are participating in the investment, or any affiliated person of any of them (other than parties to the transaction), except to the extent permitted by the exemptive relief and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act.

In addition, we have submitted a new application for exemptive relief that, if granted, would supersede our existing Order and permit us to co-invest pursuant to a different set of conditions than those in our existing Order. However, there is no guarantee that the SEC will grant such application.

OFS Advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. Under this allocation policy, if OFS Advisor is actively seeking investments for two or more investment vehicles with similar or overlapping investment strategies, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities under law or in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•
investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;
•
the status of tax restrictions and tests and other regulatory restrictions and tests;
•
risk and return profile of the investment vehicles;
•
suitability/priority of a particular investment for the investment vehicles;
•
if applicable, the targeted position size of the investment for the investment vehicles;
•
level of available cash for investment with respect to the investment vehicles;
•
total amount of funds committed to the investment vehicles; and
•
the age of the investment vehicles and the remaining term of their respective investment periods, if any.

When not relying on the Order, priority as to opportunities will generally be given to accounts that are in their “ramp-up” period over the accounts that are outside their ramp-up period but still within their investment or re-

investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.

In situations where co-investment with other accounts is not permitted or appropriate, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us.

Conflicts may arise when we make an investment in conjunction with an investment being made by another account managed by OFS Advisor or an affiliate of OFS Advisor (each, an “Affiliated Account”), or in a transaction where an Affiliated Account has already made an investment. Investment opportunities are, from time to time, appropriate for more than one account in the same, different or overlapping securities of a portfolio company’s capital structure. Conflicts arise in determining the terms of investments, particularly where these accounts may invest in different types of securities in a single portfolio company. Questions arise as to whether payment obligations and covenants should be enforced, modified or waived, or whether debt should be restructured, modified or refinanced.

We may invest in debt and other securities of companies in which Affiliated Accounts hold those same securities or different securities, including equity securities. In the event that such investments are made by us, our interests will at times conflict with the interests of such Affiliated Accounts, particularly in circumstances where the underlying company is facing financial distress. Decisions about what action should be taken, particularly in troubled situations, raise conflicts of interest, including, among other things, whether or not to enforce claims, whether or not to advocate or initiate a restructuring or liquidation inside or outside of bankruptcy, and the terms of any work-out or restructuring. The involvement of Affiliated Accounts at both the equity and debt levels could inhibit strategic information exchanges among fellow creditors, including among us or Affiliated Accounts. In certain circumstances, we or an Affiliated Account may be prohibited from exercising voting or other rights and may be subject to claims by other creditors with respect to the subordination of their interest.

In the event that we or an Affiliated Account has a controlling or significantly influential position in a portfolio company, that account may have the ability to elect some or all of the board of directors of such a portfolio company, thereby controlling the policies and operations of such portfolio company, including the appointment of management, future issuances of securities, payment of dividends, incurrence of debt and entering into extraordinary transactions. In addition, a controlling account is likely to have the ability to determine, or influence, the outcome of operational matters and to cause, or prevent, a change in control of such a company. Such management and operational decisions may, at times, be in direct conflict with other accounts that have invested in the same portfolio company that do not have the same level of control or influence over the portfolio company.

If additional capital is necessary as a result of financial or other difficulties, or to finance growth or other opportunities, the accounts may or may not provide such additional capital, and if provided each account will supply such additional capital in such amounts, if any, as determined by OFS Advisor. In addition, a conflict arises in allocating an investment opportunity if the potential investment target could be acquired by us, an Affiliated Account, or a portfolio company of an Affiliated Account. Investments by more than one account of OFS Advisor or its affiliates in a portfolio company also raise the risk of using assets of an account of OFS Advisor or its affiliates to support positions taken by other accounts of OFS Advisor or its affiliates, or that an account may remain passive in a situation in which it is entitled to vote. In addition, there may be differences in timing of entry into, or exit from, a portfolio company for reasons such as differences in strategy, existing portfolio or liquidity needs, different account mandates or fund differences, or different securities being held. These variations in timing may be detrimental to us.

The application of our or an Affiliated Account's governing documents and the policies and procedures of OFS Advisor are expected to vary based on the particular facts and circumstances surrounding each investment by two or more accounts, in particular when those accounts are in different classes of an issuer’s capital structure (as well as across multiple issuers or borrowers within the same overall capital structure) and, as such, there may be a degree of variation and potential inconsistencies, in the manner in which potential or actual conflicts are addressed.

FINANCIAL STATEMENTS AND OTHER INFORMATION

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR MOST RECENT ANNUAL REPORT AND THE MOST RECENT QUARTERLY REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY STOCKHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO THE COMPANY AT 222 WEST ADAMS STREET, SUITE 1850, CHICAGO, ILLINOIS 60606 (TELEPHONE NUMBER 1-847-734-2000) OR D.F. KING, THE COMPANY’S PROXY SOLICITOR (TELEPHONE NUMBER 1-(800) 967-4607.

We periodically update performance and certain other data for the Company in the “For Investors” section of its website which can be found at http://www.ofscapital.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Company. We make our website content available for informational purposes only. It should not be relied upon for investment purposes, nor is it incorporated by reference into this Proxy Statement.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Equiniti, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We will use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to direct the plan administrator to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a Stockholder is determined by dividing the total dollar amount of the distribution payable to such Stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Select Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same U.S. federal tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at equiniti.com/us/ast-access or by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator. Such termination will be effective immediately if the participant’s notice is received by the plan administrator not less than 10 days prior to any distribution record date; otherwise, such termination will be effective only with respect to any subsequent distribution. The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Equiniti Trust Company, LLC (“EQ”) PO Box 500, Newark, NJ 07101, or by the plan administrator’s Interactive Voice Response System at 1-(800) 937-5449.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

SUBMISSION OF STOCKHOLDERS PROPOSALS

In order to be included in the proxy materials for our 2027 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, stockholders’ proposals must be received by us at our principal executive offices no later than December 30, 2026.

Stockholder proposals or director nominations to be presented at the 2027 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the Rule 14a-8 under the Exchange Act, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) days nor more than one hundred and twenty (120) days in advance of the one year anniversary of the previous year’s annual meeting of stockholders. For the Company’s 2027 annual meeting of stockholders, the Company must receive such proposals and nominations no later than March 12, 2027 but not before February 10, 2027. If the date of the annual meeting has been changed by more than thirty (30) calendar days from the date contemplated at the time of the previous year’s proxy statement, stockholder proposals or director nominations must be so received not later than the tenth day following the day on which the date of the 2027 annual meeting of stockholders is first publicly announced or disclosed. Proposals must also comply with the other requirements contained in the Company’s bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority. Pursuant to Rule 14a-4 of the Exchange Act, discretionary authority will apply when a choice is not specified by the stockholder provided that the proxy states in bold-face type how it is intended to vote the shares.

Pursuant to the Company’s bylaws, for a director nomination or other business to be considered for the next annual meeting of stockholders, notice must be provided in writing and delivered to the Corporate Secretary of the Company at the Company’s principal executive office by March 12, 2027 but not before February 10, 2027. Notices of intention to present proposals at the 2027 annual meeting of stockholders should be addressed to Tod K. Reichert, our Corporate Secretary, OFS Capital Corporation, 222 West Adams Street, Suite 1850, Chicago, Illinois 60606. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

HOUSEHOLDING OF PROXY MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to OFS Capital Corporation, 222 West Adams Street, Suite 1850, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary, telephone: (847) 734-2000. In the future, if you want to receive separate copies of the proxy statement or annual report to stockholders, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

OTHER MATTERS

Our Board is not aware of any matter to be presented for action at the Special Meeting other than the matter referred to above and does not intend to bring any other matters before the Special Meeting. However, if other matters should properly come before the Special Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

By Order of the Board of Directors,

Tod K. Reichert
Corporate Secretary

Chicago, Illinois

April 29, 2026

OFS CAPITAL CORPORATION

PRIVACY NOTICE

Your privacy is very important to us. This Privacy Notice sets forth OFS Capital Corporation’s (“our,” “we,” or “the Company”) policies with respect to non-public personal information provided to us. These policies apply to stockholders of the Company and may be changed at any time, provided a notice of such change is given to you. This notice replaces all previous statements of our privacy policy. Please read this Privacy Notice as it provides important information regarding our privacy practices and an explanation of your rights. If you do not agree with this Privacy Notice, please do not provide us with personal information.

1.
What Personal Information We Collect

You may provide us with non-public personal information, such as your name, address, e-mail address, social security and/or tax identification number, date of birth, assets and/or income information: (i) in a trading confirmation or other related account or transaction documentation; (ii) in correspondence and conversations with us and our representatives; and (iii) through transactions with the Company.

Whether you choose to provide any particular information requested by the Company is completely your own choice, but if you choose not to provide the information we request, you may be unable to receive or access certain services, offers and information.

2.
Where Do We Obtain Your Personal Data?

We may collect, and may have collected, information about you from a number of sources, including from you directly or from external sources.

Sources from which we may collect your information directly include:

•
documentation that you completed when you subscribed for an investment;
•
correspondence and conversations with us;
•
transactions you have made or will make with us;
•
your purchase of securities from us, including information regarding where to send money; and
•
Internet or other electronic network activity – such as a consumer’s interaction with an internet website, application, or advertisement.

External sources from which we may collect your information include:

•
publicly available and accessible directories and sources;
•
tax authorities, including those that are based outside the jurisdiction where you are located if you are subject to tax in another jurisdiction;
•
governmental and competent regulatory authorities to whom we have regulatory obligations;
•
credit agencies; and
•
fraud prevention and detection agencies and organizations.
3.
Why Do We Collect Your Personal Data?

We may collect your personal information for the following purposes:

•
to administer, manage and set up your investment, and any related accounts on an ongoing basis;
•
to facilitate the transfer of funds and administer any other transaction with you;
•
to open, maintain or close accounts in connection with your subscription or redemption;
•
to send updates, information and notices or otherwise correspond with you in connection with your investment;
•
to verify the identity and addresses of our investors (and, if applicable, their beneficial owners);
•
to comply with requests from regulatory, governmental, tax and law enforcement authorities;
•
to comply with applicable regulatory, accounting, tax and audit requirements;
•
to conduct surveillance and investigation;
•
to maintain statutory registers;
•
to comply with the U.S. Office of Foreign Assets Control list and other governmental sanctions lists;

•
to address or investigate any complaints, claims, proceedings or disputes;
•
to provide you with, and inform you about, our investment products and services;
•
to send direct marketing communications to you;
•
to assist with internal compliance with our policies and process;
•
to protect our business against fraud, breach of confidence, theft of proprietary materials and other financial or business crimes (to the extent that this is not required of us by law);
•
to monitor and improve our relationships with investors;
•
to ensure appropriate group management and governance;
•
to keep our internal records;
•
to prepare reports on incidents / accidents;
•
to analyze and manage commercial risks and operations;
•
to seek professional advice, including legal advice;
•
to enable any actual or proposed assignee or transferee, participant or sub-participant of our rights or obligations to evaluate proposed transactions;
•
to facilitate business asset transactions involving the Company or related investment vehicles;
•
to monitor communications to/from us using our systems; and
•
to protect the security and integrity of our IT systems.

We only rely on these interests where we have considered that, on balance, our legitimate interests are not overridden by your interests, fundamental rights or freedoms.

4.
How We Share Information We Collect

We may share any of the non-public personal information collected from our stockholders, or prospective or former stockholders with our affiliates, such as our investment adviser, and to certain service providers such as our accountants, attorneys, auditors, transfer agents and brokers, in each case for our everyday business purposes, such as to facilitate the acceptance and management of your investment or account or as otherwise permitted by applicable law. We may also disclose the information we collect:

1.
As Authorized – if you request or authorize disclosure of the information, in each case in accordance with the agreements governing your investment.
2.
As required by law – for example, to cooperate with any government regulators, self-regulatory organizations or law enforcement authorities.
3.
As otherwise permitted by law – for example, (i) to service providers who maintain, process or service the Company; (ii) in connection with the making, management or disposition of any fund investment; (iii) as otherwise necessary to effect, administer or enforce investment or fund transactions; or (v) in connection with a sale or other transfer of the Company. We may also share information with attorneys, accountants, other service providers and with persons otherwise acting in a representative or fiduciary capacity on behalf of investors or the fund.
4.
To service providers – we may share information with service providers that perform marketing services on our behalf.

We do not, and will not, sell personal data to third parties.

5.
Retention

We keep your personal information for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, to comply with regulatory requirements, in connection with any investment you are involved in, and in accordance with our data retention schedule. We may retain your personal information for a longer period if doing so is necessary to comply with our legal or reporting obligations, or as otherwise permitted or required by law. We may also retain your personal information in a deidentified or aggregated form so that it can no longer be associated with you. To determine the appropriate retention period for your personal information, we consider various factors, such as the amount, nature, and sensitivity of your information; the potential risk of unauthorized access, use or disclosure; the purposes for which we collect or process your personal information; and applicable legal requirements.

6.
Personal Data from Minors

We do not offer financial services and products to minors and do not knowingly collect or sell the personal information of minors. We follow all local legal requirements with respect to the collection and processing of a minor’s personal information.

7.
Consent and Our Right To Withdraw It

We do not generally rely on obtaining your consent to process your personal data. If we do, you have the right to withdraw this consent at any time. Please contact us at 1-(833)-687-3622 or send us an e-mail at privacy@ofsmanagement.com at any time if you wish to do so.

8.
Feedback, Concerns or Queries

We take your feedback and concerns very seriously. We encourage you to bring to our attention any feedback or concerns you may have about our processing your personal data.

This Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Please contact us at 1-(833)-687-3622 or send us an e-mail at privacy@ofsmanagement.com at any time for further information.

9.
Protecting Your Personal Information

Except as permitted by law, we require all non-affiliated third-party service providers to whom we disclose non-public personal information about our customers to enter into confidentiality agreements with us.

We implement and maintain reasonable security appropriate to the nature of the personal information that we collect, use, retain, transfer or otherwise process, and will take reasonable steps to protect your personal data against loss or theft, as well as from unauthorized access, disclosure, copying, use or modification, regardless of the format in which it is held. While we are committed to developing, implementing, maintaining, monitoring and updating a reasonable information security program, unfortunately, no data transmission over the Internet or any wireless network can be guaranteed to be 100% secure. Data security incidents and breaches can occur due to vulnerabilities, criminal exploits or other factors that cannot reasonably be prevented. Accordingly, while our reasonable security program is designed to manage data security risks and thus help prevent data security incidents and breaches, it cannot be assumed that the occurrence of any given incident or breach results from our failure to implement and maintain reasonable security. As a result, while we strive to protect your personal information, you acknowledge that: (i) there are security and privacy limitations of the Internet which are beyond our control; (ii) the security, integrity, and privacy of any and all information and data exchanged between you and us through the website cannot be guaranteed; and (iii) any such information and data may be viewed or tampered with in transit by a third party.

If you have any questions regarding this Privacy Notice or the treatment of your non-public personal information, please feel free to e-mail us at privacy@ofsmanagement.com or contact us at 1-(833)-687-3622.

10.
European Privacy Rights and Disclosures

This European Privacy Rights and Disclosure section addresses legal obligations and rights specified in the General Data Protection Regulation and the UK General Data Protection Regulation (together, “GDPR”). These obligations and rights apply to individuals who are located in the European Economic Area (“EEA”) and the United Kingdom (“UK”) and, together with the EEA, (“Europe”). This section describes the policies and procedures followed by the Company regarding the collection, use and disclosure of your personal data when you visit the website, or otherwise interact with the Company. For the purposes of this section (European Privacy Rights and Disclosures), “personal data” means any information relating to an identified or identifiable natural person, either directly or indirectly.

According to the GDPR, the Company is the controller of your personal data.

a.
Collection of Your Personal Data

When you visit the website, receive services from us or otherwise interact with us, we may collect the following personal data about you: your name, postal address, e-mail address, phone number, account name, date of birth, social security number, driver’s license number, photograph, passport number, employer, job title, bank account information, financial information such as your income and net worth, risk tolerance and transaction history, details about your investment activity or retirement portfolios and information about your transactions with us such as the investment amount and any contributions and/or distributions, as well as any other information you choose to provide to us.

Where the Company carries out background checks on certain individuals for a business purpose, this may involve the processing of data relating to criminal convictions and offences. This data will only be processed where such processing is specifically required or authorized by law.

b.
Use of Your Personal Data

We may use the personal data you give us to carry out the following purposes:

Purpose	Lawful Basis
To contact you and to respond to your requests and enquiries when you contact us, or subscribe to receive email alerts	We have a legitimate interest to respond to your requests and enquiries for ongoing business administration
To deliver services to you	To manage and perform our contract with you
For recruitment purposes	We have a legitimate interest to consider an applicant for a role or vacancy in accordance with our recruitment process
To send you our newsletter / bulletin or any other direct marketing information	Where we have received your consent
For business administration, including statistical analysis	We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient
To personalize your visit to the website and to assist you while you use the websites	We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient
To improve the website by helping us understand who uses the websites	We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient
For fraud prevention and detection and to comply with applicable laws, regulations or codes of practice	To comply with our legal obligations

You have the right to object to processing of your personal data where that processing is carried out for our legitimate interest.

c.
Sharing Your Personal Data

We may share your personal information with others, but only in certain limited situations, including: (i) within our corporate group or among our affiliated entities, all of which follow this Privacy Notice or equivalent privacy policies; (ii) with our service providers or other parties who agree to keep your personal information confidential and use it only on behalf of the Company; (iii) if your investment is transferred from your current custodian to another custodian, we provide your contact details, tax identification number and other personal information contained within transfer documents to the new custodian on your behalf; and (iv) as otherwise agreed by you. Third parties with whom we share your personal information are bound to comply with similar and equally stringent undertakings of privacy and confidentiality.

In some cases, we may be required to disclose certain personal information to comply with legal or regulatory obligations; to comply with the charter of the applicable entity into which you invest; to detect and protect against fraud, or any technical or security vulnerabilities; for an investigation or a legal process, such as a court order or subpoena; to respond to an emergency; or otherwise to protect the rights, property, safety, or security of third parties, visitors to the website, our businesses, or the public. In addition, the Company may disclose certain personal information to any third party that acquires, or is interested in acquiring, all or part of the Company’s assets or shares, or that succeeds the Company in carrying on all or a part of its business, whether by merger, acquisition, reorganization or otherwise.

d.
International Transfers

When you are based in Europe, personal data collected from you, including via the websites may be transferred to certain recipients located outside Europe, which do not provide a similar or adequate level of protection to that provided by countries in Europe, including the United States. Where we transfer your personal data outside of Europe, we will do so on the basis of appropriate safeguards, such as contractual safeguards.

e.
Rights of Individuals

You may have certain data privacy rights which may be subject to limitations and/or restrictions. These rights include the right to: (i) request access to and rectification and erasure of your personal data; (ii) obtain restriction of processing or to object to processing of your personal data; and (iii) ask for a copy of your personal data to be provided to you, or a third party, in a digital format. You also have the right to lodge a complaint about the processing of your personal data with your local data protection authority. If you would like to exercise any of these rights, please feel free to e-mail us at privacy@ofsmanagement.com or contact us at 1-(833)-687-3622.

11.
California Privacy Rights and Disclosures

This California Privacy Rights and Disclosure section addresses legal obligations and rights specified in the California Consumer Privacy Act, as amended (the “CCPA” or “Act”). For the purposes of this section (California Privacy Rights and Disclosures), “personal information” means information that identifies, relates to, describes, is reasonably capable of being associated with, or could be reasonably linked, directly or indirectly, with a particular consumer or household. If you need access to this Privacy Notice in a different format for accessibility reasons, please e-mail us at privacy@ofsmanagement.com or contact us at 1-(833)-687-3622.

These obligations and rights apply to businesses doing business in California and to California residents and information that identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with California consumers or households. It does not include deidentified or aggregate information, publicly available information, or lawfully obtained, truthful information that is a matter of public concern.

The following chart describes the categories of personal information we may collect or have collected about you in the past 12 months and, for each category, where and why we collect it, and the categories of entities to whom we disclose the personal information, if any:

Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed

Address and other identifiers – such as name, postal address, e-mail address, phone number, account name, date of birth, social security number, driver’s license number, photograph, passport number, or other similar identifiers

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: social security number, driver’s license number, state identification card number, and/or passport number.

•
Directly from you;
•
Automatically when you use our website or services;
•
From third parties; including business partners, your employer, tax authorities and background/credit check providers; and
•
Publicly available sources

•
To provide you services;
•
To contact you to discuss the services or products you receive from us;
•
To respond to any questions or concerns you have raised;
•
To deal with administrative matters such as capital calls or redemptions;
•
To perform services on our behalf, such as customer service, processing or fulfilling orders;
•
To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•
To carry out anti-money laundering and other compliance checks and controls;
•
To verify your identity or for other fraud and/or crime prevention;
•
To debug errors in our systems;
•
For marketing and advertising purposes; and
•
For internal research, analytics and development

•
Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•
Service providers, including to provide and support our data management, analytics, security, background and credit checks, and storage systems;
•
Group companies, for business, marketing and operational purposes;
•
Transaction (merger and acquisition) partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•
Government authorities or other entities with legal authority to request the information

Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed

Protected status – such as citizenship, ethnic background, gender or other similar identifiers

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: racial, ethnic, or national origin.

• Directly from you; • From third parties; including business partners, your employer and background/credit check providers; and • Publicly available sources
•
To provide you services;
•
To contact you to discuss the services or products you receive from us;
•
To respond to any questions or concerns you have raised;
•
To deal with administrative matters;
•
To perform services on our behalf;
•
To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•
To carry out anti-money laundering and other compliance checks and controls; and
•
To verify your identity or for other fraud and/or crime prevention

•
Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•
Service providers, including to provide and support our data management, analytics, security, background and credit checks, and storage systems;
•
Group companies, for business, marketing and operational purposes;
•
Transaction (merger and acquisition) partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•
Government authorities or other entities with legal authority to request the information

Internet or other electronic network activity – such as browsing history, search history, a consumer’s interaction with an internet website, application, or advertisement

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: the contents of mail, e-mail, or text messages, to which the business was not the intended recipient.

	• Automatically when you use our website or services	• To debug errors in our systems; • For marketing and advertising purposes; and • For internal research, analytics and development	• Group companies, for business, marketing and operational purposes

Financial information such as bank account details, credit history, income details, assets and investment experience, risk tolerance or other similar identifiers

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: log-in, financial account, debit card, or credit card number, in combination with any required security or access code, password, or credential allowing access to an account.

•
Directly from you;
•
From your employer;
•
Automatically when you use our website or services;
•
From third parties acting on your behalf; including business partners, accountancy and law firms; and
•
Background/credit check providers

•
To provide you services;
•
To deal with administrative matters such as invoicing, renewal or to audit customer transactions;
•
To perform services on our behalf, such as processing capital calls or redemptions;
•
To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•
To carry out anti-money laundering and other compliance checks and controls; and
•
To verify your identity or for other fraud and/or crime prevention

•
Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•
Service providers, including to provide and support our data management, analytics, security, and storage systems;
•
Group companies, for business, marketing and operational purposes;
•
Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•
Government authorities or other entities with legal authority to request the information

Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed

Commercial information – such as records of personal property, products or services purchased, obtained, or considered, or other purchasing or consuming histories or tendencies or other similar identifiers

	• Directly from you; • Automatically when you use our website or services; • From third parties acting on your behalf; including business partners and law firms; and • Through publicly available sources	• To provide you services; and • To otherwise carry out our obligations arising under our contract with you and to enforce the same
•
Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•
Group companies, for business, marketing and operational purposes;
•
Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•
Government authorities or other entities with legal authority to request the information

Education or other professional information, including veteran status or other similar identifiers

NOTE: The information in this category may include the following elements as defined in the Act as Sensitive Personal Information: union membership.

	• Directly from you; • From your employer; and • Through publicly available sources	• To provide you services; and • To otherwise carry out our obligations arising under our contract with you and to enforce the same
•
Group companies, for business, marketing and operational purposes;
•
Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by you, us, our parent company, or affiliated operating companies; and
•
Government authorities or other entities with legal authority to request the information

Inferences drawn from CCPA PI – such as individual profiles, preferences, characteristics, behaviors or other similar identifiers	• Directly from you; • Automatically when you use our website or services; and • From third parties; including business partners or firms acting on your behalf
•
To provide you services;
•
To contact you to discuss the services or products you receive from us;
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To respond to any questions or concerns you have raised;
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To deal with administrative matters;
•
To perform services on your behalf, such as booking travel arrangements;
•
To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•
For marketing and advertising purposes; and
•
For internal research, analytics and development
• Group companies, for business, marketing and operational purposes
Audio or video footage collected using CCTV cameras (only if you visit one of our premises that uses this technology)	• From the use of our CCTV cameras. Where we have cameras on our premises, your image and movements may be recorded.	• To monitor safety, fraud, employee theft, and crime prevention;	• Group companies, for business and operational purposes; and • Government authorities or other entities with legal authority to request and for us to provide the information

Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed
Biometric information NOTE: Biometric information is considered an element of Sensitive Personal Information.	• Directly from you	• To carry out required compliance checks and controls; and • To verify your identity or for other fraud and/or crime prevention; and
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Group companies, for business and operational purposes; and
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Government authorities or other entities with legal authority to request and for us to provide the information
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Service providers in connection with background checks and/or fingerprinting
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Service providers in connection with face and voice recognition

Geolocation Information NOTE: The information in this category may include the following elements of Sensitive Personal Information: precise geolocation.	• Directly from you
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To provide you services;
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To contact you to discuss the services or products you receive from us;
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To respond to any questions or concerns you have raised;
•
To otherwise carry out our obligations arising under our contract with you and to enforce the same
• Group companies, for business and operational purposes

a.
Your Right to Request Disclosure of Information We Collect and Disclose about You

If you are a California resident, the CCPA grants you the right to request certain information about our practices with respect to personal information. In particular, you can request the following:

1.
The categories of your personal information that we’ve collected.
2.
The specific pieces of your personal information that we’ve collected.
3.
The categories of sources from which we collected your personal information.
4.
The categories of your personal information that we’ve sold or disclosed for a business purpose.
5.
The business or commercial purposes for which we collected, sold or shared your personal information.
6.
The categories of third parties to whom we’ve disclosed your personal information.

To exercise your CCPA right to request this information, either e-mail us at privacy@ofsmanagement.com or contact us at 1-(833)-687-3622. These requests for disclosure are generally free.

b.
Your Right to Request the Deletion of Personal Information

Upon your request, and subject to certain exceptions, we will delete, and direct applicable service providers to delete, the personal information we have collected about you.

To exercise your right to request the deletion of your personal information, either e-mail us at privacy@ofsmanagement.com or contact us at 1-(833)-687-3622. These requests for deletion are generally free.

c.
Your Right to Ask Us Not to Sell or Share Your Personal Information

We do not, and will not, sell or share your personal information.

d.
Your Right to Request the Correction of Your Personal Information

Upon your request, and subject to certain limitations, we will correct any inaccurate personal information we maintain about you.

To exercise your right to request the correction of your personal information, either e-mail us at privacy@ofsmanagement.com or contact us at 1-(833)-687-3622. These requests for correction are generally free.

e.
Our Use or Disclosure of Sensitive Personal Information

We only use and disclose Sensitive Personal Information for the purposes set forth in Section 7027(m) of the CCPA regulations.

f.
Our Support for the Exercise of Your Data Rights

We are committed to providing you control over your personal information. If you exercise any of these rights explained in this section of the Privacy Notice, we will not disadvantage you. You will not be denied or charged different prices or rates for goods or services or provided a different level or quality of goods or services.

g.
How We Will Handle a Request to Exercise Your Rights

For requests for access or deletion, we will first acknowledge receipt of your request. We will provide a substantive response to your request as soon as we can, generally within 45 days from when we receive your request, although we may be allowed to take longer to process your request under certain circumstances. If we expect your request is going to take us longer than normal to fulfil, we’ll let you know.

When you make a request to access, correct, or delete your personal information, we will take steps to verify your identity. These steps may include asking you for personal information, such as your name, address, or other information we maintain about you. If we are unable to verify your identity with the degree of certainty required, we will not be able to respond to the request. We will notify you to explain the basis of the denial.

You may also designate an authorized agent to submit requests on your behalf. If you do so, you will be required to verify your identity by providing us with certain personal information as described above. Additionally, we will also require that you provide the agent with written permission to act on your behalf, and we will deny the request if the agent is unable to submit proof to us that you have authorized them to act on your behalf.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

OFS CAPITAL CORPORATION

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 10, 2026

The undersigned, revoking all prior proxies, hereby appoints Kyle Spina and Tod K. Reichert as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side, all shares of common stock of OFS Capital Corporation held of record by the undersigned on April 15, 2026 at the Special Meeting of Stockholders to be held on June 10, 2026 at 11:00 a.m., local time, at 222 West Adams Street, Suite 1850, Chicago, Illinois 60606, and any adjournments or postponements thereof. The undersigned hereby directs Messrs. Spina and Reichert to vote in accordance with their best judgment on any matters which may properly come before the Special Meeting, all as indicated in the Notice of Special Meeting, receipt of which is hereby acknowledged, and to act on the matters set forth in such Notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND, IN THE DISCRETION OF MESSRS. SPINA AND REICHERT, ON ANY OTHER ITEMS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. ATTENDANCE OF THE UNDERSIGNED IN PERSON AT THE SPECIAL MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF WILL NOT BE DEEMED TO REVOKE THE PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING.

(Continued and to be signed on the reverse side)

OFS CAPITAL CORPORATION 222 WEST ADAMS STREET SUITE 1850 CHICAGO, IL 60606	SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 9, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 9, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

OFS CAPITAL CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSAL 1.

1. To authorize flexibility for the Company, with approval of its Board of Directors, to sell or otherwise issue shares of its common stock (during the next 12 months) at a price below the Company’s then current net asset value per share in one or more offerings, subject to certain limitations set forth in the proxy statement for the Special Meeting of Stockholders (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of the Company’s then-outstanding common stock immediately prior to each such sale).

			FOR ☐	AGAINST ☐	ABSTAIN ☐

Note: To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Please indicate if you plan to attend this meeting.	YES ☐	NO ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.

Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date